                                                                   Exhibit 10.19

                                VOTING AGREEMENT

         THIS VOTING AGREEMENT (this "Agreement") is entered into and effective as of March7, 2001, (the "Effective Date") by and among LendingTree, Inc. a Delaware corporation (the "Corporation"), and each of the stockholders listed on
Schedule I attached hereto (each such stockholder, a "Stockholder").

         WHEREAS, concurrently herewith, the Corporation has agreed to issue shares of its Series A 8% Convertible Preferred Stock (the "Series A Preferred Stock") to a group of investors (the "Investors"), the names of which are set forth on Schedule I to the Series A 8% Convertible Preferred Stock Purchase Agreement (the "Stock Purchase Agreement") dated of even date herewith among the Corporation and the Investors;

         WHEREAS, as an inducement to such Investors' agreement to purchase the shares of Series A Preferred Stock pursuant to the Stock Purchase Agreement, the Company and each of the Stockholders desire to enter into this Agreement with respect to how shares of the Corporation's capital stock held by them shall be voted with respect to certain matters.

         NOW THEREFORE, in consideration of the above recitals and the mutual covenants made herein, the parties hereby agree as follows:

                  1. Share Ownership.

                  1.1 Current Shares. Each Stockholder represents and warrants to the Company and each other Stockholder that (i) such Stockholder is a record or beneficial owner of the shares of capital stock or voting securities or securities convertible into capital stock of the Company set forth opposite its name on Schedule I attached hereto (the "Shares") with power to vote the Shares or cause the Shares to be voted; (ii) the Shares set forth opposite its name on
Schedule I attached hereto constitute such Stockholder's entire interest in the outstanding capital stock and voting securities or securities convertible into capital stock of the Company other than shares that are subject to employee stock options; and (iii) such Stockholder's address is accurately set forth on the signature page attached hereto.

                  1.2 New Shares. Each of the Stockholders agrees that any shares of capital stock or voting securities, or securities convertible into capital stock or voting securities, of the Company ("New Shares") that such Stockholder purchases or with respect to which such Stockholder otherwise acquires beneficial ownership after the date of this Agreement and prior to the Expiration Date (as defined in Section 7) shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares.

                  2. Voting Rights and Conversion Features of Series A Preferred Stock. Prior to the Expiration Date, at every meeting of the stockholders of the Company at which the matters described in this Section 2 are considered or voted upon, and at every adjournment or postponement thereof, and on every action of the Company with respect to the following matter, each of the Stockholders shall vote, or, using such Stockholder's best efforts, and to the full extent legally permitted, cause the holder of record to vote the Shares and any New Shares (except those Shares or New Shares which are not voting securities), in favor of any proposal seeking approval of (i) the general voting rights of the Series A Preferred Stock described in the third sentence of Section 8 of the Certificate of Designations, Preferences and Rights of Series A Preferred Stock, a form of which is attached as Exhibit A hereto (the "Certificate of Designations"), and
(ii) the ability to convert the shares of Series A Preferred Stock into Common Stock as described in Section 6(a) of the Certificate of Designations, and any subsequent issuances of Common Stock upon any such conversion of the Series A Preferred Stock, or in favor of any other proposal the purpose of which is to seek approval of matters relating to the foregoing or the rights intended to be afforded to the holders of the Series A Preferred Stock under the Certificate of Designations that otherwise require approval of the Company's stockholders under applicable rules of the Nasdaq Stock Market to be effective.

                  3. 2001 Stock Incentive Plan of LendingTree, Inc. Prior to the Expiration Date, at every meeting of the Stockholders of the Company at which the matter described in this Section 3 is considered or voted upon, and at every adjournment or postponement thereof, and on every action with respect to the following matter, each of the stockholders shall vote, or, using such Stockholder's best efforts, and to the full extent legally permitted, cause the holder of record to vote the Shares and any New Shares (except those Shares or New Shares which are not voting securities), in favor of any proposal seeking approval of the 2001 Stock Incentive Plan of LendingTree, Inc., attached hereto as Exhibit B.

                  4. Irrevocable Proxy. Each of the Stockholders hereby agrees to concurrently deliver to the Company a duly executed proxy in the form attached hereto as Exhibit C (the "Proxy"), such Proxy to cover the issued and outstanding Shares and all issued and outstanding New Shares in respect of which such Stockholder is the record holder and is entitled to vote at any meeting of the stockholders of the Company (including, without limitation, any written consent in lieu of a meeting) prior to the Expiration Date. In the event that any of the Stockholders is unable to provide any such Proxy in a timely manner, such Stockholder hereby grants the Company an irrevocable power of attorney to execute and deliver such Proxy for and on behalf of such Stockholder, such power of attorney, which being coupled with an interest, shall survive any transfer (including by operation of law), death, disability, bankruptcy, or any other such impediment of such Stockholder. Upon the execution of this Agreement by each of the Stockholders, such Stockholder hereby revokes any and all prior proxies or powers of attorney given by such Stockholder with respect to voting of the Shares or any New Shares on the matters referred to in Section 2 hereof and agrees not to grant any subsequent proxies or powers of attorney with respect to the voting of the Shares or any New Shares on the matters referred to in Section 2 hereof until after the Expiration Date and any attempt to do so shall be void.

                  5. Notice to Transfer Agent. Each of the Stockholders authorizes the Corporation to notify its transfer agent of the existence of this Agreement and to take such other actions reasonably necessary to ensure compliance with the provisions of this Agreement.

                  6. Representations, Warranties and Covenants of Stockholder. Each of the Stockholders hereby represents, warrants and covenants to the Company and each other Stockholder that such Stockholder has full power and legal capacity to execute and deliver this Agreement and to perform his or her obligations hereunder. This Agreement has been duly and validly executed and delivered by such Stockholder and constitutes the valid and legally binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, except as may be limited by (i) the effect of bankruptcy, insolvency, conservatorship, arrangement, moratorium or other laws affecting or relating to the rights of creditors generally, or (ii) the rules governing the availability of specific performance, injunctive relief or other equitable remedies and general principles of equity, regardless of whether considered in a proceeding in equity or at law. The execution and delivery of this Agreement by such Stockholder does not, and the performance of such Stockholder's obligations hereunder will not, result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any right to terminate, amend, accelerate or cancel any right or obligation under, or result in the creation of any lien or encumbrance on any Shares or New Shares pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which such Stockholder is a party or by which such Stockholder or the Shares or New Shares are or will be bound or affected.

                  7. Expiration and Termination. As used herein, the term "Expiration Date" shall mean the earlier to occur of (i) the date on which there are no shares of Series A Preferred Stock outstanding or (ii) the date on which the matters set forth in Section 2 hereof have been duly approved at a meeting of the Company's stockholders by the holders of at least a majority of the outstanding shares of the Company's common stock, or in any case otherwise by the requisite number of votes required for such matter to be properly approved under the applicable National Association of Securities Dealers, Inc. rules; it being understood that the Company shall convene such meeting of the stockholders as set forth in Section 7.6 of the Stock Purchase Agreement. This Agreement and all obligations of each of the Stockholders hereunder shall terminate and shall have no further force or effect as of the Expiration Date. The Proxy delivered in connection herewith and all obligations of each of the Stockholders thereunder shall terminate and shall have no further force or effect as of the Expiration Date; it being understood, that, in the case of clause (ii) of the definition of Expiration Date, such termination shall occur immediately as of the time on the Expiration Date that the matters referred to in such clause (ii) have been appropriately approved by the Company's stockholders.

                  8. Miscellaneous.

                  8.1 Binding Effect, Transfers and Assignment. Each of the Stockholders agrees not to transfer, sell, exchange, pledge or otherwise dispose of or encumber any of the Shares, or make any offer or agreement relating thereto, at any time prior to the Expiration Date other than to a transferee that agrees in writing to be bound by the terms of this Agreement, a copy of which will be sent to the Company, and the proxy attached hereto. Each of the Stockholders understands and agrees that if such Stockholder attempts to transfer, vote or provide any other person with the authority to vote any of the Shares prior to the Expiration Date other than in compliance with this Agreement, the Company shall not, and each of the Stockholders hereby unconditionally and irrevocably instructs the Company to not, permit any such transfer on its books and records, issue a new certificate representing any of the Shares or record such vote unless and until such Stockholder shall have complied with the terms of this Agreement. This Agreement and all of the provisions hereof shall attach to the Shares and the New Shares and be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties without the prior written consent of the other. This Agreement is intended to bind each of the Stockholders solely as a securityholder of the Company only with respect to the specific matters set forth herein.

                  8.2 Amendment and Modification. This Agreement may not be modified, amended, altered or supplemented except by the execution and delivery of a written agreement executed by the parties hereto.

                  8.3 Stockholder Capacity. No person executing this Agreement who is or becomes during the term hereof a director of the Company makes any agreement or understanding herein in his or her capacity as such director. Furthermore, notwithstanding anything to the contrary contained in Sections 2 and 3 above, if any representative of any such Stockholder is a member of the Company's Board of Directors, nothing in such sections shall be construed to obligate such representative to act in such person's capacity as a director in any manner that may conflict with such person's fiduciary duties as a director of the Company.

                  8.4 Notices. All notices, requests, demands or other communications that are required or may be given pursuant to the terms of this Agreement shall be in writing and shall be deemed to have been duly given (a) when delivered, if delivered by hand, (b) one business day after transmitted, if transmitted by a nationally recognized overnight courier service, (c) when telecopied, if telecopied (which is confirmed), or (d) three business days after mailing, if mailed by registered or certified mail (return receipt requested), to the parties at the following addresses:

                           (1) If to a Stockholder, at the address set forth
below such Stockholder's signature at the end hereof.

                           (2) if to the Company, to:

                                    LendingTree, Inc.
                                    11115 Rushmore Drive
                                    Charlotte, NC  28277
                                    Fax: (704) 541-1824

                                    Attention:  Chief Financial Officer
                                    Attention:  General Counsel
                                    Attention:  Controller

                                    with a copy to:

                                    Skadden, Arps, Slate, Meagher & Flom LLP
                                    Four Times Square
                                    New York, NY  10036
                                    Attention: David J. Goldschmidt, Esq.
                                    Fax: (212) 735-2000
                                    Telephone: (212) 735-3000

or to such other address as any party hereto may designate for itself by notice given as herein provided.

                  8.5 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OR CHOICE OF LAW RULES OF ANY JURISDICTION. THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY CONSENT TO SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES OF AMERICA LOCATED IN THE COUNTY OF NEW YORK, NEW YORK (THE "NEW YORK COURTS") FOR ANY LITIGATION ARISING OUT OF OR RELATING TO THE AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY, WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUCH LITIGATION IN THE NEW YORK COURTS AND AGREE NOT TO PLEAD OR CLAIM IN ANY NEW YORK COURT THAT SUCH LITIGATION BROUGHT THEREIN HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                  8.6 Entire Agreement. This Agreement and the Proxy contain the entire understanding of the parties in respect of the express subject matter hereof, and supersede all prior negotiations and understandings between the parties with respect to such subject matter.

                  8.7 Scope of Agreement; Specific Performance. Each Stockholder hereto agrees and acknowledges that any agreement made by, or obligation of, it hereunder shall be for the benefit of each other Stockholder party hereto, as well as the Company. Each party hereto, in addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement, including with respect to any stockholder seeking performance by another stockholder of such other stockholder's obligations hereunder. Each party hereto hereby agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                  8.8 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  8.9 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.



                            [Signature Page Follows]

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Voting Agreement, or have caused this Voting Agreement to be fully executed on their behalf as of the date first set forth above.

                                                   LENDINGTREE, INC.



                                          By:_____________________________
                                             Name:  Thomas J. Reddin
                                             Title: Senior Vice President
                                                    and Chief Operating Officer



                  [SIGNATURE PAGE TO VOTING AGREEMENT]

                                      Stockholder


                                      SPECIALTY FINANCE PARTNERS
                                      By: Capital Z Financial Services Fund II,
                                          L.P.
                                      By: Capital Z Partners, Ltd.,
                                          its ultimate General Partner

                                      By: _________________________________
                                          Name:
                                          Title:

                                      Specialty Finance Partners
                                      ------------------------------------------
                                      (Print Name of Stockholder)

                                      54 Thompson Street
                                      ------------------------------------------
                                      (Print Street Address)

                                      New York, NY 10012
                                      ------------------------------------------
                                      (Print City, State and Zip Code)

                                      (212) 965-0800
                                      ------------------------------------------
                                      (Print Telephone Number)



Total Number of the Company's common shares owned directly on the date hereof:

Common shares:    3,956,420



State of Residence:
                           ---------------------------------



                      [SIGNATURE PAGE TO VOTING AGREEMENT]

                                     Stockholder


                                     By:_________________________________
                                     Name: ______________________________
                                     Title: _______________________________

                                     The Union Labor Life Insurance Company
                                     on behalf of its Separate Account P
                                     -------------------------------------------
                                     (Print Name of Stockholder)

                                     111 Washington Avenue, N.W.
                                     -------------------------------------------
                                     (Print Street Address)

                                     Washington, DC 20001
                                     -------------------------------------------
                                     (Print City, State and Zip Code)

                                     (202) 682-4690
                                     -------------------------------------------
                                     (Print Telephone Number)



Total Number of the Company's common shares owned directly on the date hereof:

Common shares:    1,850,604

State of Residence:
                           ---------------------------------



                      [SIGNATURE PAGE TO VOTING AGREEMENT]

                                            Stockholder



                                            ------------------------------------
                                            (Signature)

                                            Douglas R. Lebda
                                            ------------------------------------
                                            (Print Name of Stockholder)

                                            c/o LendingTree Inc.
                                            11115 Rushmore Drive
                                            ------------------------------------
                                            (Print Street Address)

                                            Charlotte, NC 28277
                                            ------------------------------------
                                            (Print City, State and Zip Code)

                                            (704) 944-8501
                                            ------------------------------------
                                            (Print Telephone Number)



Total Number of the Company's common shares owned directly on the date hereof:

Common shares:    281,428

State of Residence:
                           ---------------------------------



                      [SIGNATURE PAGE TO VOTING AGREEMENT]

                                 Stockholder



                                 ---------------------------------------------
                                 (Signature)

                                 Douglas R. Lebda & Tara G. Lebda  Jt Ten WROS
                                 ---------------------------------------------
                                 (Print Name of Stockholder)

                                 c/o LendingTree, Inc.
                                 11115 Rushmore Drive
                                 -----------------------------------------------
                                 (Print Street Address)

                                 Charlotte, NC 28277
                                 -----------------------------------------------
                                 (Print City, State and Zip Code)

                                 (704) 944-8501
                                 -----------------------------------------------
                                 (Print Telephone Number)



Total Number of the Company's common shares owned directly on the date hereof:

Common shares:    589,280

State of Residence:
                           ---------------------------------



                      [SIGNATURE PAGE TO VOTING AGREEMENT]

                                      Stockholder



                                       -----------------------------------------
                                      (Signature)

                                      The Lebda Family 1999 Irrevocable Trust
                                      (Print Name of Stockholder)

                                      c/o LendingTree, Inc.
                                      11115 Rushmore Drive
                                      ------------------------------------------
                                      (Print Street Address)

                                      Charlotte, NC 28277
                                      ------------------------------------------
                                      (Print City, State and Zip Code)

                                      (704) 944-8501
                                      ------------------------------------------
                                      (Print Telephone Number)



Total Number of the Company's common shares owned directly on the date hereof:

Common shares:    88,900

State of Residence:
                           ---------------------------------



                      [SIGNATURE PAGE TO VOTING AGREEMENT]

                                       Stockholder



                                       -----------------------------------------
                                       (Signature)

                                       FBO W. James Tozer, Jr. IRA Delaware
                                       -----------------------------------------
                                       Charter Guarantee & Trust Co. Trustee
                                       -----------------------------------------
                                       (Print Name of Stockholder)

                                       c/o Vectra Management Group
                                       65 East 55th Street, 31st Floor
                                       -----------------------------------------
                                       (Print Street Address)

                                       New York, NY 10022
                                       -----------------------------------------
                                       (Print City, State and Zip Code)

                                       (212) 826-0200
                                       -----------------------------------------
                                       (Print Telephone Number)



Total Number of the Company's common shares owned directly on the date hereof:

Common shares:    69,778


State of Residence:
                           ---------------------------------



                      [SIGNATURE PAGE TO VOTING AGREEMENT]

                                            Stockholder



                                            ------------------------------------
                                            (Signature)

                                            W. James Tozer, Jr.
                                            ------------------------------------
                                            (Print Name of Stockholder)

                                            c/o Vectra Management Group
                                            65 East 55th Street, 31st Floor
                                            ------------------------------------
                                            (Print Street Address)

                                            New York, NY 10022
                                            ------------------------------------
                                            (Print City, State and Zip Code)

                                            (212) 826-0200
                                            ------------------------------------
                                            (Print Telephone Number)



Total Number of the Company's common shares owned directly on the date hereof:

Common shares:    525,127


State of Residence:
                           ---------------------------------



                      [SIGNATURE PAGE TO VOTING AGREEMENT]

                                            Stockholder



                                            ------------------------------------
                                            (Signature)

                                            Richard D. Field
                                            ------------------------------------
                                            (Print Name of Stockholder)

                                            49 Locust Ave., Suite 104
                                            ------------------------------------
                                            (Print Street Address)

                                            New Canaan, CT 06840
                                            ------------------------------------
                                            (Print City, State and Zip Code)

                                            (203) 966-0297
                                            ------------------------------------
                                            (Print Telephone Number)



Total Number of the Company's common shares owned directly on the date hereof:

Common shares:    427,931

State of Residence:
                           ---------------------------------



                      [SIGNATURE PAGE TO VOTING AGREEMENT]

                                            Stockholder


                                            By:_________________________________
                                            Name: ______________________________
                                            Title: _____________________________

                                            Theodore W. Kheel
                                            ------------------------------------
                                            (Print Name of Stockholder)

                                            75 East 55th Street - 5th Floor
                                            ------------------------------------
                                            (Print Street Address)

                                            New York, NY 10022
                                            ------------------------------------
                                            (Print City, State and Zip Code)

                                            ------------------------------------
                                            (Print Telephone Number)



Total Number of the Company's common shares owned directly on the date hereof:

Common shares:    70,556

State of Residence:        New York
                           ---------------------------------



                      [SIGNATURE PAGE TO VOTING AGREEMENT]

                         Stockholder


                         By:_________________________________
                         Name: ______________________________
                         Title: _______________________________

                         Prudential Securities C/F Keith B. Hall--IRA Rollover
                         ------------------------------------------------------
                         (Print Name of Stockholder)

                         c/o LendingTree, Inc.
                         11115 Rushmore Drive
                         ------------------------------------------------------
                         (Print Street Address)

                         Charlotte, NC 28277
                         ------------------------------------------------------
                         (Print City, State and Zip Code)

                         (704) 541-1824
                         ------------------------------------------------------
                         (Print Telephone Number)



Total Number of the Company's common shares owned directly on the date hereof:

Common shares:    25,400

State of Residence:
                           ---------------------------------



                      [SIGNATURE PAGE TO VOTING AGREEMENT]

                                            Stockholder


                                            By:_________________________________
                                            Name: ______________________________
                                            Title: _____________________________

                                            Keith B. and Ann M. Hall
                                            ------------------------------------
                                            (Print Name of Stockholder)

                                            c/o LendingTree, Inc.
                                            11115 Rushmore Drive
                                            ------------------------------------
                                            (Print Street Address)

                                            Charlotte, NC 28277
                                            ------------------------------------
                                            (Print City, State and Zip Code)

                                            (704) 944-8580
                                            ------------------------------------
                                            (Print Telephone Number)



Total Number of the Company's common shares owned directly on the date hereof:

Common shares:    13,756

State of Residence:
                           ---------------------------------



                      [SIGNATURE PAGE TO VOTING AGREEMENT]

                                            Stockholder


                                            By:_________________________________
                                            Name: ______________________________
                                            Title: _____________________________

                                            Keith B. Hall
                                            ------------------------------------
                                            (Print Name of Stockholder)

                                            c/o LendingTree, Inc.
                                            11115 Rushmore Drive
                                            ------------------------------------
                                            (Print Street Address)

                                            Charlotte, NC 28277
                                            ------------------------------------
                                            (Print City, State and Zip Code)

                                            (704) 944-8580
                                            ------------------------------------
                                            (Print Telephone Number)



Total Number of the Company's common shares owned directly on the date hereof:

Common shares:    21,960

State of Residence:
                           ---------------------------------



                      [SIGNATURE PAGE TO VOTING AGREEMENT]

                                            Stockholder


                                            By:_________________________________
                                            Name: ______________________________
                                            Title: _____________________________

                                            General Electric Capital Residential
                                            ------------------------------------
                                            Connections Corporation
                                            ------------------------------------
                                            (Print Name of Stockholder)

                                            Attention: Cathy Kenworthy
                                            6601 Six Forks Road
                                            ------------------------------------
                                            (Print Street Address)

                                            Raleigh, NC 27615
                                            ------------------------------------
                                            (Print City, State and Zip Code)

                                            ------------------------------------
                                            (Print Telephone Number)



Total Number of the Company's common shares owned directly on the date hereof:

Common shares:    1,266,053

State of Residence:
                           ---------------------------------



                      [SIGNATURE PAGE TO VOTING AGREEMENT]

                                   Stockholder


                                   By:_________________________________
                                   Name: ______________________________
                                   Title: _______________________________

                                   General Electric Capital Assurance Company
                                   ---------------------------------------------
                                   (Print Name of Stockholder)

                                   Attention: Cathy Kenworthy
                                   6601 Six Forks Road
                                   ---------------------------------------------
                                   (Print Street Address)

                                   Raleigh, NC 27615
                                   ---------------------------------------------
                                   (Print City, State and Zip Code)

                                   ---------------------------------------------
                                   (Print Telephone Number)



Total Number of the Company's common shares owned directly on the date hereof:

Common shares:    316,514

State of Residence:
                           ---------------------------------



                      [SIGNATURE PAGE TO VOTING AGREEMENT]

                                            Stockholder


                                            By:_________________________________
                                            Name: ______________________________
                                            Title: _____________________________

                                            Stone Street Fund 1999, L.P.
                                            ------------------------------------
                                            (Print Name of Stockholder)

                                            Attention: P. Sheridan Schechner
                                            85 Broad Street
                                            ------------------------------------
                                            (Print Street Address)

                                            New York, NY 10004
                                            ------------------------------------
                                            (Print City, State and Zip Code)

                                            ------------------------------------
                                            (Print Telephone Number)



Total Number of the Company's common shares owned directly on the date hereof:

Common shares:    142,429

State of Residence:
                           ---------------------------------



                      [SIGNATURE PAGE TO VOTING AGREEMENT]

                                            Stockholder


                                            By:_________________________________
                                            Name: ______________________________
                                            Title: _____________________________

                                            The Goldman Sachs Group, Inc.
                                            ------------------------------------
                                            (Print Name of Stockholder)

                                            Attention: P. Sheridan Schechner
                                            85 Broad Street
                                            ------------------------------------
                                            (Print Street Address)

                                            New York, NY 10004
                                            ------------------------------------
                                            (Print City, State and Zip Code)

                                            ------------------------------------
                                            (Print Telephone Number)



Total Number of the Company's common shares owned directly on the date hereof:

Common shares:    1,281,881

State of Residence:
                           ---------------------------------


                      [SIGNATURE PAGE TO VOTING AGREEMENT]

                                   SCHEDULE I

------------------------------------------------------------------------------------------------------
                                                                     Common Stock       Percent of
                                                                        Shares         Outstanding
                                                                                          Shares
------------------------------------------------------------------------------------------------------
Specialty Finance Partners                                             3,956,420          21.1%
------------------------------------------------------------------------------------------------------
The Union Labor Life Insurance Company on behalf of its Separate       1,850,604           9.9%
Account P
------------------------------------------------------------------------------------------------------
Douglas R. Lebda                                                        281,428            1.5%
------------------------------------------------------------------------------------------------------
Douglas R. Lebda & Tara G. Lebda Jt Ten WROS                            589,280            3.1%
------------------------------------------------------------------------------------------------------
The Lebda Family 1999 Irrevocable Trust                                 88,900             0.5%
-------------------------------------------------------------------                  -----------------
FBO W. James Tozer, Jr. IRA Delaware Charter Guarantee & Trust          69,778             0.4%
Co. Trustee
-------------------------------------------------------------------                  -----------------
W. James Tozer, Jr.                                                     525,127            2.8%
-------------------------------------------------------------------                  -----------------
Richard D. Field                                                        427,931            2.3%
-------------------------------------------------------------------                  -----------------
Theodore W. Kheel                                                       70,556             0.4%
-------------------------------------------------------------------                  -----------------
Prudential Securities C/F Keith B. Hall - IRA Rollover                  25,400             0.1%
-------------------------------------------------------------------                  -----------------
Keith B. and Ann M. Hall                                                13,756             0.1%
-------------------------------------------------------------------                  -----------------
Keith B. Hall                                                           21,960             0.1%
-------------------------------------------------------------------                  -----------------
GE Capital Residential Connections Corporation                         1,266,053           6.8%
-------------------------------------------------------------------                  -----------------
General Electric Capital Assurance Company                              316,514            1.7%
-------------------------------------------------------------------                  -----------------
Stone Street Fund 1999, L.P.                                            142,429            0.8%
-------------------------------------------------------------------                  -----------------
The Goldman Sachs Group, Inc.                                          1,281,881           6.8%
-------------------------------------------------------------------                  -----------------

-------------------------------------------------------------------                  -----------------
                                                                      10,928,017          58.40%
-------------------------------------------------------------------                  -----------------
Total Common Stock Outstanding                                        18,737,441
-------------------------------------------------------------------                  -----------------

                                                                       EXHIBIT A

               CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS
                           OF SERIES A PREFERRED STOCK

                                                                       EXHIBIT B

                 2001 STOCK INCENTIVE PLAN OF LENDINGTREE, INC.

                                                                       EXHIBIT C

                                IRREVOCABLE PROXY
                                TO VOTE SHARES OF
                                LENDINGTREE, INC.

                  The undersigned stockholder of LendingTree, Inc., a Delaware corporation (the "Company"), hereby irrevocably appoints Keith B. Hall or Doug Lebda or any other designee of the Company as the sole and exclusive attorney and proxy of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting rights (to the full extent that the undersigned is entitled to do so) with respect to all of the issued and outstanding shares of capital shares of the Company that now are owned of record by the undersigned (collectively, the "Shares"), in accordance with the terms of this Irrevocable Proxy. The Shares owned of record by the undersigned stockholder of the Company as of the date of this Irrevocable Proxy are listed on the final page of this Irrevocable Proxy. Upon the undersigned's execution of this Irrevocable Proxy, any and all prior proxies given by the undersigned with respect to the voting of any Shares on the matters referred to in the third full paragraph of this Irrevocable Proxy are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to such matters until after the Expiration Date (as defined below).

                  This proxy is irrevocable, is coupled with an interest and is granted in consideration of the investment in the Company of an aggregate of $24,350,000 pursuant to the Series A 8% Convertible Preferred Stock Purchase Agreement, dated March 7, 2001 (the "Stock Purchase Agreement") by the Investors named therein. All terms used herein but not otherwise defined herein shall have the meaning ascribed thereto in that certain Voting Agreement, by and between LendingTree, Inc. and each of the stockholders named therein, dated March 7, 2001 (the "Voting Agreement").

                  The attorney and proxy named above is hereby authorized, empowered and directed by the undersigned, at any time prior to the Expiration Date, to act as the undersigned's attorney and proxy to vote the Shares, and to exercise all voting rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents), at every annual, special or adjourned meeting of the stockholders of the Company in favor of any proposal seeking approval of the matters referred to in Section 2 of the Voting Agreement, including approval of (i) the general voting rights of the Series A Preferred Stock described in the third sentence of
Section 8 of the Certificate of

Designations and (ii) the ability to convert the shares of Series A Preferred Stock into Common Stock as described in Section 6(a) of the Certificate of Designations, Preferences and Rights of Series A Preferred Stock, a form of which is attached as Exhibit A to the Voting Agreement.

                  The attorney and proxy named above may not exercise this Irrevocable Proxy on any other matter except as provided above. The undersigned stockholder may vote the Shares on all other matters.

                  All authority herein conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                            [Signature Page Follows]

                  This Irrevocable Proxy is coupled with an interest as aforesaid and is irrevocable.

Dated:  March  , 2001


                                      SPECIALTY FINANCE PARTNERS
                                      By: Capital Z Financial Services Fund II,
                                          L.P.
                                      By: Capital Z Partners, Ltd.,
                                          its ultimate General Partner

                                      By: _________________________________
                                          Name:
                                          Title:

                                      Specialty Finance Partners
                                      ------------------------------------------
                                      (Print Name of Stockholder)


                                      Shares owned of record:


                                      3,956,420 Common Shares of the Company


                      [SIGNATURE PAGE TO IRREVOCABLE PROXY]

                  This Irrevocable Proxy is coupled with an interest as aforesaid and is irrevocable.

Dated:  March  , 2001


                                     By:_________________________________
                                     Name: ______________________________
                                     Title: _______________________________

                                     The Union Labor Life Insurance Company, on
                                     behalf of its Separate Account P
                                     -------------------------------------------
                                     (Print Name of Stockholder)


                                     Shares owned of record:

                                     1,850,604 Common Shares of the Company


                      [SIGNATURE PAGE TO IRREVOCABLE PROXY]

                  This Irrevocable Proxy is coupled with an interest as aforesaid and is irrevocable.

Dated:  March __, 2001


                                            ------------------------------------
                                            (Signature of Stockholder)


                                            Douglas R. Lebda
                                            ------------------------------------
                                            (Print Name of Stockholder)


                                            Shares owned of record:


                                            281,428 Common Shares of the Company


                      [SIGNATURE PAGE TO IRREVOCABLE PROXY]

                  This Irrevocable Proxy is coupled with an interest as aforesaid and is irrevocable.

Dated:  March __, 2001


                                       -----------------------------------------
                                       (Signature of Stockholder)

                                       Douglas R. Lebda & Tara G. Lebda Jt Ten
                                       ----------------------------------------
                                       WROS
                                       -----------------------------------------
                                       (Print Name of Stockholder)


                                       Shares owned of record:


                                       589,280 Common Shares of the Company


                      [SIGNATURE PAGE TO IRREVOCABLE PROXY]

                  This Irrevocable Proxy is coupled with an interest as aforesaid and is irrevocable.

Dated:  March __, 2001


                                       -----------------------------------------
                                       (Signature of Stockholder)

                                       The Lebda Family 1999 Irrevocable Trust
                                       -----------------------------------------
                                       (Print Name of Stockholder)


                                       Shares owned of record:


                                       88,900 Common Shares of the Company

                      [SIGNATURE PAGE TO IRREVOCABLE PROXY]

                  This Irrevocable Proxy is coupled with an interest as aforesaid and is irrevocable.

Dated:  March __, 2001


                                            ------------------------------------
                                            (Signature of Stockholder)

                                            W. James Tozer, Jr.
                                            ------------------------------------
                                            (Print Name of Stockholder)


                                            Shares owned of record:


                                            525,127 Common Shares of the Company



                      [SIGNATURE PAGE TO IRREVOCABLE PROXY]

                  This Irrevocable Proxy is coupled with an interest as aforesaid and is irrevocable.

Dated:  March __, 2001


                                         ---------------------------------------
                                         (Signature of Stockholder)

                                         FBO W. James Tozer, Jr. IRA Delaware
                                         ---------------------------------------
                                         Charter Guarantee & Trust Co. Trustee
                                         ---------------------------------------
                                         (Print Name of Stockholder)


                                         Shares owned of record:


                                         69,778 Common Shares of the Company



                      [SIGNATURE PAGE TO IRREVOCABLE PROXY]

                  This Irrevocable Proxy is coupled with an interest as aforesaid and is irrevocable.

Dated:  March __, 2001


                                            ------------------------------------
                                            (Signature of Stockholder)

                                            Richard D. Field
                                            ------------------------------------
                                            (Print Name of Stockholder)


                                            Shares owned of record:


                                            427,931 Common Shares of the Company



                      [SIGNATURE PAGE TO IRREVOCABLE PROXY]

This Irrevocable Proxy is coupled with an interest as aforesaid and is irrevocable.

Dated:  March __, 2001


                                            ------------------------------------
                                            (Signature of Stockholder)

                                            Theodore W. Kheel
                                            ------------------------------------
                                            (Print Name of Stockholder)


                                            Shares owned of record:


                                            70,556 Common Shares of the Company


                      [SIGNATURE PAGE TO IRREVOCABLE PROXY]